UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 20, 2004

Roper Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12273	51-0263969

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2160 Satellite Blvd., Suite 200, Duluth, Georgia	30097

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 495-5100

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Signatures
EXHIBIT INDEX
EX-10.1 OFFER LETTER

Item 1.01 Entry into a Material Definitive Agreement.

Roper Industries, Inc. (the “Company”) and Michael W. Towe signed an offer of employment letter dated October 20, 2004. The offer letter provides for an initial annual base salary of $350,000. Pursuant to the offer letter Mr. Towe is eligible for a hiring award of $100,000. The offer letter also provides that Mr. Towe may earn an annual incentive of up to 100% of his base salary based on the achievement of target results.

Pursuant to the offer letter, Mr. Towe will receive 10,000 options under the Roper Stock Option program at the time of hire. The offer letter also provides for a grant of 15,000 shares of restricted stock at the time of hire as well as 7,500 additional shares of restricted stock as part of the Company’s 2005 annual review of executive officers. In addition, the offer letter provides for participation in the Company’s employee benefit plans and certain executive fringe benefits. The offer letter is attached hereto as Exhibit 10.1.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As described in Item 1.01, the Company and Michael W. Towe have signed an offer of employment letter dated October 20, 2004. Pursuant to the offer letter, Mr. Towe will join the Company as Vice President and Chief Financial Officer, effective November 8, 2004. The material terms of the offer letter are described in Item 1.01.

Mr. Towe, 48, has served in various capacities for the General Electric Company since 1977 and is currently Chief Financial Officer within GE Equipment Services. From 1977 to 1991, he served in financial roles of increasing responsibility in GE Motors, GE Lighting, GE Aerospace, GE Plastics and GE Capital. From 1991 to 1997, he served in CFO roles in Korea, China and Hong Kong. From 1997 to 2002, when he assumed his current role, he served in senior financial roles, including CFO, within the Consumer Finance business unit of GE Capital.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Exhibits.

10.1	Offer Letter dated as of October 20, 2004 from Roper Industries, Inc. to Michael W. Towe.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROPER INDUSTRIES, INC.

Date: October 26, 2004	By:	/s/ Brian D. Jellison Brian D. Jellison Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Offer Letter dated as of October 20, 2004 from Roper Industries, Inc. to Michael W. Towe.